Exhibit 99.1

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) is entered into as of October 17, 2003 by and among TippingPoint Technologies, Inc., a Delaware corporation (the “Company”), and the purchasers identified on the Schedule of Investors (the “Purchasers”) attached hereto as Exhibit A (the “Schedule of Investors”).

WITNESSETH:

WHEREAS, the parties hereto desire to enter into this Agreement for the purpose of setting forth certain representations, warranties and covenants made by each to the other as an inducement to the execution and delivery of this Agreement and the conditions precedent to the consummation of the transactions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual provisions, agreements and covenants contained herein, the parties hereto agree as follows:

1. Agreement to Purchase and Sell.

(a) Sale and Issuance of Common Stock. Subject to the terms and conditions of this Agreement, each Purchaser severally agrees to purchase at the Initial Closing and the Second Closing (as such terms are defined below), and the Company agrees to issue and sell to the Purchasers at the Initial Closing and the Second Closing, the number of shares (the “Shares”) of the Company’s common stock, $0.01 par value (“Common Stock”) set forth opposite each Purchaser’s name on the Schedule of Investors at a purchase price of $12.00 per Share. The aggregate investment in the Common Stock by the Purchasers is up to $23,950,000.

The Shares to be issued and sold by the Company at the Initial Closing are hereinafter referred to as the “Initial Shares” and the Shares to be issued and sold by the Company at the Second Closing are hereinafter referred to as the “Additional Shares.”

2. Closings.

(a) Initial Closing. The completion of the purchase and sale of the Initial Shares pursuant to Section 1 will take place at the offices of the Company, 7501B N. Capital of Texas Highway, Austin, Texas 78731, at 10:00 a.m., Central Time, on October 17, 2003 or at such other place and time as mutually agreed upon by the Company and the Purchasers (the “Initial Closing”). Upon receipt of the purchase price of the Initial Shares set forth opposite each Purchaser’s name on the Schedule of Investors, the Company will deliver to such Purchaser a stock certificate or certificates representing such number of Initial Shares, in such denominations and registered in such names as such Purchaser may request.

(b) Second Closing. The completion of the purchase and sale of the Additional Shares pursuant to Section 1 will take place at the offices of the Company, 7501B N. Capital of Texas Highway, Austin, Texas 78731, at 10:00 a.m., Central Time, on the third business day following the date on which all of the closing conditions set forth in Section 6 of this Agreement are fulfilled or waived by the Company and the applicable party, or such other place and time as mutually agreed upon by the Company and the Purchasers (the “Second Closing”). Upon receipt of the purchase price of the Additional Shares set forth opposite each Purchaser’s name on the Schedule of Investors, the Company will deliver to such Purchaser a stock certificate or certificates representing such number of Additional Shares, in such denominations and registered in such names as such Purchaser may request.

3. Separate Agreements. The Company’s agreement with each of the Purchasers is a separate agreement, and the sale of the Initial Shares and the Additional Shares to each of the Purchasers are separate sales, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement.

4. Representations, Warranties and Covenants of the Company. The Company represents and warrants to, and covenants with, each Purchaser as of the date hereof and as of the Initial Closing date and the Second Closing date, as if such representations and warranties had been made on and as of such dates, as follows:

(a) Organization; Good Standing; Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated in this Agreement and the Registration Rights Agreement (as defined below). The Company is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business, result of operations, prospects, properties or condition (financial or otherwise) and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification The Company has no subsidiaries (as defined in Rule 405 under the Securities Act).

(b) Authorization. The Company has taken all corporate action required to authorize the execution and delivery of this Agreement and the Registration Rights Agreement attached hereto as Exhibit B (the “Registration Rights Agreement”) and the performance of its obligations hereunder and thereunder, including the issuance of the Shares. This Agreement and the Registration Rights Agreement are legal, valid and binding agreements of the Company enforceable against the Company in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors’ rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought.

(c) Valid Issuance of Common Stock. When issued to and paid for by the Purchasers in accordance with the terms of this Agreement, the Shares will be duly authorized, validly issued, fully paid and nonassessable free and clear of all liens imposed or created by the Company, and the issuance of the Shares will not be subject to any preemptive or similar rights that have not been waived. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement.

(d) Capitalization. As of the date of this Agreement, the authorized and outstanding capitalization of the Company consists of (i) a total of 5,000,000 authorized shares of preferred stock, $0.01 par value per share, none of which is issued or outstanding, and (ii) a total of 250,000,000 authorized shares of Common Stock, of which 5,307,526 shares were issued and outstanding as of the close of business on October 13, 2003. All of such outstanding shares are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. In addition to the foregoing, as of October 13, 2003, options to purchase a total of 874,661 shares of Common Stock were outstanding, 226,380 shares of restricted Common Stock, which are subject to forfeiture under certain circumstances, are reserved for issuance and the Company is authorized to grant up to 2,008 additional shares of Common Stock pursuant to its existing stock incentive plan. Also, as of October 13, 2003, a warrant to purchase 40,000 shares of Common Stock was outstanding. Except as set forth in this Section 4(d) of the Agreement, there are no other outstanding options, warrants or similar agreements or rights for the purchase from the Company of any shares of its capital stock or any securities convertible into or ultimately exchangeable or exercisable for any shares of the Company’s capital stock. Without limiting the foregoing, no preemptive right, co-sale right, right of first refusal, registration right, or other similar right exists with respect to the Shares or the issuance and sale thereof. Except for the Required Stockholder Approval, no further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares. Except as disclosed in the Disclosure Documents (as defined below), there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(e) Defaults. Neither the issuance and sale of the Shares hereunder nor execution and delivery of this Agreement and the Registration Rights Agreement and the performance of the Company’s other obligations hereunder or thereunder will (A) violate or conflict with, result in a breach of or constitute a default (or an event that, with notice or lapse of time, would constitute a default) under (i) the certificate of incorporation or bylaws of the Company; (ii) any decree, judgment, order or determination of any court, governmental agency or body, or any arbitrator having jurisdiction over the Company or any of the Company’s assets; (iii) any law, rule or regulation applicable to the Company; or (iv) the terms of any material agreement by which the Company is bound or to which any property of the Company is subject, except where such violations, conflicts, breaches or defaults would not, individually or in the aggregate, have a material adverse affect on the Company’s business, results of operations, prospects, properties or condition (financial or otherwise), or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the material property or assets of the Company is subject. Neither the sale of the Shares hereunder nor the performance of the Company’s other obligations under this Agreement will result in the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization, right or approval applicable to the Company, its businesses or operations or any of its assets or properties. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States or any other person is required for the execution and delivery of this Agreement and the Registration Rights Agreement and the valid issuance and sale of the Shares to be sold pursuant to this Agreement, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws. Based in part on the representations made by each of the Purchasers in this Agreement, the offer and sale of the Shares to each of the Purchasers will be in compliance with applicable federal and state securities laws.

(f) General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising. The Company has offered the Shares for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”).

(g) SEC Filings. The Company’s Annual Report on Form 10-K for the year ended January 31, 2003, the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended April 30, 2003 and July 31, 2003, all Current Reports on Form 8-K filed by the Company and all other documents, if any, filed by the Company with the Securities and Exchange Commission (the “Commission”) since January 31, 2003 (collectively, the “Disclosure Documents”), as of the respective dates thereof, do not contain any untrue statements of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading. The Disclosure Documents have been prepared in all material respects in compliance with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Company has timely made all filings required under the 1934 Act during the twelve months preceding the date of this Agreement and, until a registration statement covering the resale of the Shares by the Purchasers shall have been filed with, and declared effective by the Commission, the Company shall timely make all filings required under the 1934 Act.

(h) Financial Statements. The financial statements of the Company included in each of the Disclosure Documents, including the schedules and notes thereto, comply in all material respects with the requirements of the Securities Act or the 1934 Act (as applicable), fairly present, in accordance with GAAP (as defined below), the financial condition and results of operations and cash flows of the Company at the respective dates and for the respective periods indicated and have been prepared in accordance with generally accepted accounting principles (“GAAP”) consistently applied throughout such periods. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the 1934 Act. The other financial information contained in the Disclosure Documents has been prepared on a basis consistent with the financial statements of the Company.

(i) No Material Adverse Change. Since July 31, 2003, there has not been (a) any material adverse change in the properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole (b) any material adverse event affecting the Company, (c) any obligation or liability, direct or contingent, that is material to the Company, incurred by the Company, except obligations incurred in the ordinary course of business, (d) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, (e) any loss or damage (whether or not insured) to the physical property of the Company which has been sustained which could reasonably be expected to have a material adverse effect of the properties, business, results of operations, prospects or condition (financial or otherwise) of the Company or (f) any change in the Company’s method of accounting.

(j) Offering. Subject in part to the truth and accuracy of each Purchaser’s representations set forth in Section 5 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for the Company obtaining the Required Stockholder Approval as further described in Section 6 of this Agreement and filings under applicable federal and state securities laws which may be made after the Closing.

(k) Intellectual Property. Except as set forth in the Disclosure Documents, the Company has sufficient title and ownership of, or licenses to all material patents, trademarks, trade names, copyrights, trade secrets, information, proprietary rights and processes (collectively, “Intangible Property”) (without, to the Company’s knowledge, conflict with or infringement of the rights of others) necessary for its businesses as now conducted and as currently proposed to be conducted. Except as set forth in the Disclosure Documents, (i) the Company has not granted any other person any option, license or other right with respect to the Company’s Intangible Property, which option, license or other right is currently outstanding, and (ii) the Company is not bound by or a party to any material options, licenses or agreements of any kind (other than standard end-user agreements) with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. Except as set forth in the Disclosure Documents, the Company has not received any written communications alleging that it has violated or, by conducting its business as currently proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, where such violations, individually or in the aggregate, would have a material adverse affect on the Company’s business, results of operations, prospects, properties or condition (financial or otherwise).

(l) Contracts. Except as set forth in the Disclosure Documents, the Company is not in violation or default (i) of any provision of its certificate of incorporation or bylaws, as amended, or (ii) of any instrument, judgment, order, writ, decree or contract or in the performance of any bond, debenture, note or other evidence of indebtedness to which it is a party or by which it is bound, except where such violations or defaults would not, individually or in the aggregate, have a material adverse affect on the Company’s business, results of operations, prospects, properties or condition (financial or otherwise), nor is the Company, to the Company’s knowledge, in violation of any provision of any federal or state statute, rule or regulation or any law, ordinance or order of any court or governmental agency or authority applicable to the Company, which violations would, individually or in the aggregate, have a material adverse affect on the Company’s business, results of operations, prospects, properties or condition (financial or otherwise).

(m) Nasdaq Compliance. The Common Stock is registered pursuant to Section 12(g) of the 1934 Act, and is listed on the Nasdaq National Market (the “Nasdaq Stock Market”), and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act or delisting the Common Stock from the Nasdaq Stock Market nor has the Company received any notification that the Commission or the National Association of Securities Dealers, Inc. is contemplating terminating such registration or listing. The Company shall comply with all listing and maintenance requirements of the National Association of Securities Dealers, Inc. with respect to the issuance of the Shares and the listing thereof on the Nasdaq National Market and shall use commercially reasonable efforts to maintain the listing of the Shares on the Nasdaq National Market.

(n) Taxes. Except for matters that are not reasonably expected to have a material adverse effect on the business results of operations, prospects, properties or condition (financial or otherwise) of the Company, the Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company.

(o) Legal Proceedings. Except as disclosed in the Disclosure Documents, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement and the Registration Rights Agreement or the issuance of the Shares or (ii) would, if there were an unfavorable decision, have or reasonably be expected to result in a material adverse effect of the properties, business, results of operations, prospects or condition (financial or otherwise) of the Company. Neither the Company, nor, to the knowledge of the Company, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the 1934 Act or the Securities Act.

(p) Governmental Permits, Etc. The Company has all necessary franchises, licenses, certificates and other authorizations (collectively, “Permits”) from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company as currently conducted except where the failure to currently possess could not reasonably be expected to have a material adverse effect of the properties, business, results of operations, prospects or condition (financial or otherwise) of the Company. The Company has not received any notice of proceedings relating to the revocation or modification of any Permit.

(q) Disclosure. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(r) No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

(s) Company not an “Investment Company”. The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company is not, and immediately after receipt of payment for the Shares will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

(t) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(u) Accountants. To the Company’s knowledge, KPMG LLP, who the Company expects will express their opinion with respect to the financial statements to be included in the Company’s Annual Report on Form 10-K for the year ended January 31, 2004, are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

(v) Transfer Taxes. On the Initial Closing date and the Second Closing date, as the case may be, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchasers hereunder on such Initial Closing date or Second Closing date, as the case may be, will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

(w) Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company is engaged. The Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost, except for such increases in cost or decreases in coverage as are likely to be experienced by similarly situated companies.

(x) Transactions With Affiliates And Employees. Except as set forth in the Disclosure Documents, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (a) for payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred on behalf of the Company and (c) for other employee benefits, including stock option agreements under any stock option plan of the Company.

(y) Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in 1934 Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Form 10-K or 10-Q, as the case may be, is being prepared. The Company’s certifying officers evaluated the effectiveness of the Company’s controls and procedures as of a date within 90 days prior to the filing date of the Form 10-Q for the quarter July 31, 2003 (such date, the “Evaluation Date”). The Company presented in its Form 10-Q for the quarter ended July 31, 2003 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the

Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

(z) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement other than America’s Growth Capital. To the knowledge of the Company, the Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this section that may be due in connection with the transactions contemplated by this Agreement.

(aa) Registration Rights. Except pursuant to the Registration Rights Agreement and the Registration Rights Agreement of the Company dated as of October 2, 2002, no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(bb) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchasers or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of the Nasdaq National Market.

(cc) Form S-3 Eligibility. The Company is eligible to register its Common Stock for resale by the Purchasers using Form S-3 promulgated under the Securities Act and the Company hereby covenants and agrees to use its reasonable best efforts to maintain its eligibility to use Form S-3 until a registration statement covering the resale of the Shares shall have been filed with, and declared effective by, the Commission.

5. Representations and Warranties of the Purchasers. Each Purchaser (severally and not jointly) represents and warrants, as of the date hereof and as of each date such Purchaser purchases Shares from the Company hereunder, as if such representations and warranties had been made on and as of such dates, as follows:

(a) Authorization. Such Purchaser has the capacity to enter into this Agreement and to purchase the Shares from the Company pursuant to the terms and conditions of this Agreement. This Agreement is a legal, valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors’ rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought. If such Purchaser is a corporation, partnership or other entity, such Purchaser has taken, or prior to the Initial Closing, will have taken, all corporate, partnership or other action (as applicable) required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.

(b) Reliance Upon Purchaser’s Representations. Such Purchaser understands that the issuance of the Shares hereunder has not been registered under the Securities Act, based on the exemption from registration provided by Section 4(2) of the Securities Act, and that the Company’s reliance on such exemption depends in part on such Purchaser’s representations and warranties in this Agreement.

(c) Purchase Entirely for Own Account. Such Purchaser is acquiring the Shares for its own account for investment purposes and not with a view to the distribution thereof within the meaning of the Securities Act.

(d) Restricted Securities. Such Purchaser understands that the Shares constitute “restricted securities” within the meaning of Rule 144 under the Securities Act and may not be sold, pledged or otherwise disposed of unless they are subsequently registered under the Securities Act and applicable state securities laws or unless an exemption from registration is available.

(e) Accredited Investor. Such Purchaser is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act, who by reason of such Purchaser’s business and financial experience has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the merits and risks of an investment in the Shares.

(f) No Governmental Approval of Issuance of Shares. Such Purchaser understands that no federal or state or other governmental agency has passed upon or made any recommendation or endorsement with respect to the Shares.

(g) SEC Filings. Such Purchaser acknowledges that the Company may be required to file this Agreement with the Commission, and to describe the transactions contemplated by this Agreement in such filing, and subsequent filings, and such Purchaser hereby consents to such filing.

(h) No Legal, Tax or Investment Advice. Such Purchaser understands that nothing in this Agreement or any other materials presented to such Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice.

(i) Short Sales. To such Purchaser’s knowledge, neither such Purchaser, nor any of its affiliates, is presently the record or beneficial owner of a short-sale position in the Common Stock.

(j) Receipt of Information. Such Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance and sale of the Shares and the business, properties, prospects and financial condition of the Company and to obtain any additional information requested and has received and considered all information it deems relevant to make an informed decision to purchase the Shares. No person other than the

Company has been authorized to give any information or to give any representation not contained in this Agreement in connection with the issuance of the Shares and, if given or made, such information or representation must not be relied upon as having been authorized by the Company.

(k) Legends. Such Purchaser understands that any certificates evidencing the Shares will bear substantially the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.”

Certificates evidencing the Shares shall not contain any legend (i) following any sale of such Shares pursuant to Rule 144 or pursuant to an effective registration statement, or (ii) if such Shares are eligible for sale under Rule 144(k), or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company agrees that at such time as such legend is no longer required under this section, the Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent if required by the Company’s transfer agent to effect the removal of the legend hereunder as and when any Purchaser so requests. The Company agrees that at such time as such legend is no longer required under this section, it will, promptly following the delivery by a Purchaser to the Company or the Company’s transfer agent of a certificate representing Shares issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Shares that is free from all restrictive and other legends.

(l) Such Purchaser agrees to cooperate with the Company’s efforts to obtain the Required Stockholder Approval (as such term is defined in Section 6 below), including, but not limited to voting any shares of the Company which are entitled to be voted to approve the Second Closing, and further agrees not to interfere with the Company’s attempts to meet the remaining conditions outlined in Section 6 below.

6. Conditions to Closing. The obligations hereunder of the Company, on the one hand, and each of the Purchasers, on the other hand, at the Initial Closing and the Second Closing are subject to (a) the accuracy of the representations and warranties of the other as of the date hereof and as of the Initial Closing date and the Second Closing date, as the case may be, as if such representations and warranties had been made on and as of such dates, (b) the performance by the other of its or their obligations hereunder that are required to be performed at or prior to the Initial Closing or the Second Closing as the case may be, (c) the Registration Rights Agreement being executed and delivered by the Company and each of the Purchasers, and thereupon shall be in full force and effect, (d) this Agreement being executed and delivered by the Company and each of the Purchasers, and thereupon shall be in full force and effect and (e)

the Purchasers shall have received a standard legal opinion of counsel to the Company dated as of the Initial Closing date and the Second Closing date, as the case may be, as to the matters set forth in Sections 4(a), (b), (c) and (o) and as to exemption from the registration requirements of the Securities Act of the sale of the Shares and (g) with respect to the Second Closing only, the Company obtaining the required stockholder approval as set forth in Rule 4350(i) of the Marketplace Rules of the National Association of Securities Dealers (the “Required Stockholder Approval”).

The Company’s and the Purchasers’ obligation to complete the purchase and sale of the Shares to be issued and sold at the Second Closing shall terminate if (i) the Required Shareholder Approval is not obtained at the special meeting of stockholders duly called for the purpose of obtaining such approval, or any continuance thereof, whether by adjournment, postponement or otherwise, (ii) or (ii) the Second Closing has not occurred on or before the 70th day following the date of this Agreement unless extended on or prior to such 70th day by a majority in interest of the Purchasers (based on the purchase commitments set forth in the Schedule of Investors) (provided however, that no such extension will be effective with respect to the obligations of any Purchaser unless such Purchaser has consented in writing).

7. Survival. The respective agreements, covenants, representations, warranties and other statements made by or on behalf of each party hereto pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any party, and will survive the initial Closing and the Second Closing and delivery of the Shares.

8. Miscellaneous.

(a) Entire Agreement; Amendments; Waivers. The terms and conditions of this Agreement, the Registration Rights Agreement and the nondisclosure agreements in effect between the Company and each Purchaser represent the entire agreement between the parties with respect to the subject matter hereof and thereof, and supersede any prior agreements or understandings, whether written or oral, between the parties respecting such subject matter. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(b) Successors and Assigns. This Agreement inures to the benefit of and is binding upon the parties hereto and their respective successors, and no other person has any right or obligation hereunder. No Purchaser may assign this Agreement or any rights or obligations hereunder, other than to “affiliates” (as such term is defined in Rule 144 under the Securities Act) of such Purchaser, without the prior written consent of the Company, such consent not to be unreasonably withheld, provided that any permitted transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions hereof that apply to the “Purchasers”. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any assignment contrary to the terms hereof is null and void and of no force or effect.

(c) Governing Law. This Agreement will be construed and enforced in accordance with the laws of the State of Delaware applicable to agreements between residents of Delaware wholly executed and wholly performed therein.

(d) Counterparts. This Agreement may be executed in one or more counterparts, and such counterparts will together constitute one and the same agreement.

(e) Notices. All notices and other communications required or permitted hereunder must be in writing and, except as otherwise noted herein, must be addressed as follows:

(i)	if to the Company, to:

TippingPoint Technologies, Inc.

7501B N. Capital of Texas Highway

Austin, Texas 78731

Attention: Michael J. Rapisand, Chief Financial Officer

Fax: (512) 681-8499

with a copy to:

Hughes & Luce, L.L.P.

111 Congress Avenue, Suite 900

Austin, Texas 78701

Attention: Phillip M. Slinkard

Fax: (512) 482-6859

(ii)	if to any Purchaser, at the address shown for such Purchaser on the Schedule of Investors, marked for attention as there indicated.

or to such other address as the party to whom notice is to be given may have furnished to the other in writing in accordance with the provisions of this Section 8(e). Any such notice or communication will be deemed to have been received: (x) in the case of telecopy or personal delivery, on the date of such delivery; (y) in the case of nationally-recognized overnight courier, on the next business day after the date sent; and (z) if by registered or certified mail, on the third business day following the date postmarked.

(f) Expenses. Each party will bear its own expenses related to this Agreement and the transactions contemplated hereby, except that the Company will reimburse O33 Asset Management for reasonable legal fees and expenses incurred by them in connection with the negotiation of this Agreement and associated agreements up to, but not exceeding, $20,000 in the aggregate.

(g) Headings. The descriptive headings herein have been inserted for convenience only and are not to be deemed to limit or otherwise affect the construction of any provisions hereof.

9. Indemnification. The Company agrees to indemnify and hold harmless each Purchaser, its respective subsidiaries, any affiliate of any of them and their respective officers, directors and employees (each an “Indemnified Party,”) from and against any liabilities, obligations, losses, damages, amounts paid in settlement, penalties, actions, judgments, fines, suits, claims, costs, attorneys’ fees, expenses and disbursements of any kind (“Losses”) which may be imposed upon, incurred by or asserted against any Indemnified Party in any manner relating to or arising out of any untrue representation, breach of warranty or failure to perform any covenants or agreement by such Company contained herein, in the Registration Rights Agreement or in any certificate or document delivered pursuant hereto. The Company will also advance expenses as incurred to the fullest extent permitted under applicable law; provided, however, that the Indemnified Party provides an undertaking to repay such advances to Company if it is ultimately determined that such Indemnified Party is not entitled to indemnification. The Purchasers and the Company will cooperate in the defense of any such matter.

[signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first set forth above.

TIPPINGPOINT TECHNOLOGIES, INC.

By:

Michael J. Rapisand, Chief Financial Officer, Treasurer
PURCHASERS Name of Purchaser (Please print)

By:
(Signature)

By:
(Signature)

Print Name:

Title: